U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


           DATE OF REPORT (EARLIEST EVENT REPORTED): January 21, 2004



                               VIRBAC CORPORATION
                     (formerly Agri-Nutrition Group Limited)
             (Exact name of registrant as specified in its charter)


       Delaware               0-24312                          43-1648680
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)



                             3200 MEACHAM BOULEVARD
                             FORT WORTH, TEXAS 76137
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)


                                 (817) 831-5030
              (Registrant's telephone number, including area code)



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ITEM 9.       REGULATION FD DISCLOSURE

         On January 22, 2004, Virbac Corporation issued a press release attaching a press release issued by its parent corporation announcing certain operating results. Virbac Corporation's press release also announced that Virbac Corporation had received notice from the Nasdaq Stock Market that a determination has been made to delist its common stock. For additional information, please see the press release furnished as Exhibit 99.1 to this report and the letter from the Nasdaq furnished as Exhibit 99.2 to this report.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  VIRBAC CORPORATION



                                By:   /s/  DAVID G. ELLER

                                 David G. Eller
                                 Interim Chief Executive Officer

Date: January 22, 2004